SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549



                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event
                  reported):  June 23, 1995



   Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)

  DELAWARE          33-54227             75-2006294
(State or other   (Commission        (I.R.S. employer
jurisdiction       file number)      identification no.)
of incorporation)



8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN
(Address of principal executive offices)       55437
                                             (Zip code)


Registrant's telephone number, including area code
(612) 832-7000




(Former name or former address, if changed since last report)

Item 5.  Other Events.

       On June 29, 1995 Registrant will issue $199,986,493 initial principal amount of Mortgage Pass-Through
Certificates, Series 1995-S9, Class A-1, Class A-2, Class
A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-
8, Class A-10, Class A-11, Class A-12, Class R-I and
Class R-II (the "Offered Certificates"), Class A-9, Class
M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class
B-3 (together with the Offered Certificates, the
"Certificates") pursuant to a Pooling and Servicing
Agreement to be dated as of June 1, 1995, among the Registrant, Residential Funding Corporation, as Master
Servicer, and Bankers Trust Company, as Trustee. In connection with the sale of the Series 1995-S9 Offered
Certificates (except for the Class A-12 Certificates)
(the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. (the
"Underwriter") that the Underwriter has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of the Registrant's Registration
Statement (No. 33-54227) but prior to the availability of a final Prospectus relating to the Underwritten
Certificates, which Computational Materials are being filed manually as exhibits to this report.

       The Computational Materials filed herewith have been provided solely by the Underwriter. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

       The Computational Materials were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

       In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational
Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten
Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

       Certain assumptions may have been made in the Computational Materials which have resulted in certain returns which are detailed in the Computational
Materials. No representation is made that any returns set forth in the Computational Materials will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not indicative of future results.


Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits.

             (a)    Not applicable

             (b)    Not applicable

             (c)    Exhibits

             99.1   Computational Materials prepared by Bear,
                    Stearns & Co. Inc. in connection with the sale of the Underwritten Certificates of the Registrant.
                                SIGNATURES



             Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      RESIDENTIAL FUNDING MORTGAGE
                          SECURITIES I, INC.



                                   By:
                                 Name:
                                Title:    Vice President


Dated:  June 23, 1995


                        INDEX OF EXHIBITS


Exhibit    Description                             Page

99.1
           Computational Materials prepared by Bear,
           Stearns & Co. Inc. in connection with the sale of the Underwritten Certificates of the Registrant.